Exhibit 99.1

Press Information The Dow Chemical Company Global Dow Center 2211 H.H. Dow Way Midland, MI 48674 dow.com

Dow Announces Tender Offer for Any and All of its Outstanding 8.55% Notes due 2019

MIDLAND, Mich. – November 28, 2018 – The Dow Chemical Company (“Dow”) announced today that it has commenced a cash tender offer (the “Tender Offer”) for any and all of the $2,114,827,000 outstanding principal amount of its 8.55% Notes due May 15, 2019 (the “Notes”). The terms and conditions of the Tender Offer are more fully described in the Offer to Purchase, dated November 28, 2018 and the related Notice of Guaranteed Delivery (collectively, the “Tender Offer Documents”).

Certain information regarding the Notes and the pricing for the Tender Offer is set forth in the table below:

Title of Security	CUSIP Number	Principal Amount Outstanding	U.S. Treasury Reference Security	Bloomberg Reference Page	Fixed Spread
8.55% Notes due May 15, 2019	260543 BX 0	$2,114,827,000	3.125% due May 15, 2019	PX3	+50 bps

The Tender Offer will expire at 5:00 p.m., Eastern time, on December 4, 2018, unless extended or earlier terminated (such time and date, as the same may be extended, the “Expiration Date”). Holders of Notes must validly tender (including by Notice of Guaranteed Delivery) and not validly withdraw their Notes prior to or at the Expiration Date to be eligible to receive the Tender Offer Consideration.

Holders who validly tender their Notes may validly withdraw their tendered Notes at any time prior to the earlier of (i) the Expiration Date, and (ii) if the Tender Offer is extended, the 10th business day after commencement of the Tender Offer. Notes may also be validly withdrawn at any time after the 60th business day after commencement of the Tender Offer if for any reason the Tender Offer has not been consummated within 60 business days after commencement of the Tender Offer.

The “Tender Offer Consideration” for each $1,000 principal amount of Notes validly tendered and accepted for purchase pursuant to the Tender Offer will be determined in the manner described in the Tender Offer Documents by reference to a fixed spread for the Notes specified in the table above plus the yield based on the bid-side price of the U.S. Treasury Reference Security specified in the table above as quoted on the Bloomberg Bond Trader PX3 series of pages at 11:00 a.m., Eastern time, on December 4, 2018, unless extended or earlier terminated.

Holders whose Notes are validly tendered and accepted for purchase will also receive accrued and unpaid interest on their Notes from, but not including, the last interest payment date up to, but excluding, the date Dow initially makes payment for such Notes, which date is anticipated to be

®TM Trademark of The Dow Chemical Company (“Dow”) or an affiliated company of Dow

December 5, 2018 (the “Settlement Date”). Notes tendered by Notice of Guaranteed Delivery and accepted for purchase will be purchased on the third business day after the Expiration Date but payment of accrued interest on such Notes will only be made to, but not including, the Settlement Date.

Assuming the financing condition referred to below has been met, Dow intends to redeem any Notes not purchased pursuant to the Tender Offer in accordance with the indenture governing the Notes, which currently provides for a make-whole redemption price, plus accrued and unpaid interest to, but not including, the redemption date. Any redemption would be made solely pursuant to a notice of redemption delivered pursuant to the indenture governing the Notes and the information in this press release is not a notice of redemption with respect to the Notes.

The consummation of the Tender Offer is conditioned upon the satisfaction or waiver of the conditions, including the financing condition, described in the Offer to Purchase.

Dow intends to use the proceeds from a concurrent private offering of notes (the “New Notes Offering”) toward (i) the purchase of Notes accepted in the Tender Offer and (ii) the redemption of Notes remaining outstanding following the consummation of the Tender Offer. Additional terms and conditions of the Tender Offer are set forth in the Tender Offer Documents. This press release is not an offer to sell or the solicitation of an offer to buy notes to be offered in the New Notes Offering.

The full details of the Tender Offer, including complete instructions on how to tender Notes, are included in the Tender Offer Documents. Holders are urged to read the Tender Offer Documents, including materials incorporated by reference therein, carefully before making any decision with respect to the Tender Offer. Copies of the Tender Offer Documents are available at http://www.gbsc-usa.com/dow/ or may be obtained from Global Bondholder Services Corporation, the Depositary and Information Agent for the Tender Offer, at (866) 470-4300 (toll-free) or (212) 430-3774 (collect). Questions regarding the Tender Offer may be directed to the Dealer Managers for the Tender Offer, BofA Merrill Lynch at (888) 292-0070 (toll-free) or (980) 387-3907 (collect), Citigroup Global Markets Inc. at (800) 558-3745 (toll-free) or (212) 723-6106 (collect), Mizuho Securities at (866) 271-7403 (toll-free) or (212) 205-7736, (collect), Morgan Stanley & Co. LLC at (800) 624-1808 (toll-free) or (212) 761-1057 (collect) or SMBC Nikko Securities America, Inc. at (888) 284 9760 (toll-free) or (212) 224-5328 (collect).

This press release is for informational purposes only and is neither an offer to purchase nor a solicitation to buy any of these Notes or any other securities of Dow nor is it a solicitation for acceptance of the Tender Offer. Dow is making the Tender Offer only by, and pursuant to the terms of, the Tender Offer Documents. The Tender Offer is not being made in any jurisdiction in which the making or acceptance thereof would not be in compliance with the securities, blue sky or other laws of such jurisdiction. None of Dow, the Dealer Managers or the Depositary and Information Agent makes any recommendation in connection with the Tender Offer.

About Dow

Dow combines science and technology knowledge to develop premier materials science solutions that are essential to human progress. Dow has one of the strongest and broadest toolkits in the industry, with robust technology, asset integration, scale and competitive capabilities that enable it to address complex global issues. Dow’s market-driven, industry-leading portfolio of advanced materials, industrial intermediates, and plastics businesses deliver a broad range of differentiated technology-based products and solutions for customers in high-growth markets such as packaging, infrastructure, and

®TM Trademark of The Dow Chemical Company (“Dow”) or an affiliated company of Dow consumer care. Dow is a subsidiary of DowDuPont (NYSE: DWDP), a holding company comprised of Dow and DuPont with the intent to form three strong, independent, publicly traded companies in agriculture, materials science and specialty sectors. More information can be found at www.dow.com.

Cautionary Statement About Forward-Looking Statements

Certain statements in this communication, other than purely historical information, including estimates, projections, statements relating to business plans, objectives and expected operating results, and the assumptions upon which those statements are based, are “forward-looking statements” within the meaning of the federal securities laws, including the Securities Act, the Exchange Act and the Private Securities Litigation Reform Act of 1995. In this context, forward-looking statements often address expected future business and financial performance, financial condition, and other matters, and often contain words such as “believe,” “expect,” “anticipate,” “project,” “estimate,” “intend,” “may,” “opportunity,” “outlook,” “plan,” “seek,” “should,” “strategy,” “will,” “will be,” “will continue,” “will likely result,” “would,” “target” and similar expressions, and variations or negatives of these words. Forward-looking statements are based on current expectations and assumptions that are subject to risks and uncertainties which may cause actual results to differ materially from the forward-looking statements.

Forward-looking statements include, but are not limited to, expectations as to future sales of Dow’s products; the ability to protect Dow’s intellectual property in the United States and abroad; estimates regarding Dow’s capital requirements and need for and availability of financing; estimates of Dow’s expenses, future revenues and profitability; estimates of the size of the markets for Dow’s products and services and Dow’s ability to compete in such markets; expectations related to the rate and degree of market acceptance of Dow’s products; the outcome of certain Dow contingencies, such as litigation and environmental matters; estimates of the success of competing technologies that may become available and expectations regarding the separations and distributions and the benefits and costs associated with each of the foregoing.

Forward-looking statements by their nature address matters that are, to different degrees, uncertain. Forward-looking statements are based on certain assumptions and expectations of future events which may not be realized and speak only as of the date the statements were made. In addition, forward-looking statements also involve risks, uncertainties and other factors that are beyond Dow’s control that could cause Dow’s actual results to differ materially from those projected, anticipated or implied in the forward-looking statements. These factors include, but are not limited to: fluctuations in energy and raw material prices; failure to develop and market new products and optimally manage product life cycles; significant litigation and environmental matters; failure to appropriately manage process safety and product stewardship issues; changes in laws and regulations or political conditions; global economic and capital markets conditions, such as inflation, market uncertainty, interest and currency exchange rates, and equity and commodity prices; business or supply disruptions; security threats, such as acts of sabotage, terrorism or war, weather events and natural disasters; ability to protect, defend and enforce Dow’s intellectual property rights; increased competition; changes in relationships with Dow’s significant customers and suppliers; unanticipated expenses such as litigation or legal settlement expenses; unanticipated business disruptions; Dow’s ability to predict, identify and interpret changes in consumer preferences and demand; Dow’s ability to realize the expected benefits of the separations and distributions; Dow’s ability to complete proposed divestitures or acquisitions; Dow’s ability to realize the expected benefits of acquisitions if they are completed; the availability of financing to Dow in the future and the terms and conditions of such financing; and disruptions in Dow’s information technology networks and systems. Additionally, there may be other risks and uncertainties that Dow is unable to identify at this time or that Dow does not currently expect to have a material impact on its business.

Where, in any forward-looking statement, an expectation or belief as to future results or events is expressed, such expectation or belief is based on the current plans and expectations of management and expressed in good faith and believed to have a reasonable basis, but there can be no assurance that the expectation or belief will result or be achieved or accomplished. For further discussion of certain important factors that could cause actual results or events to differ materially from those anticipated, please consult the sections entitled “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in the most recent Annual Report on Form 10-K and Quarterly Reports on Form 10-Q of Dow. Dow disclaims and does not assume or undertake any obligation to publicly provide revisions or updates to any which forward-looking statements, whether as a result of new information, future developments or otherwise, should circumstances change, except as otherwise required by securities and other applicable laws.

For further information:

Investors:	Media:

Neal Sheorey	Rachelle Schikorra
+1 989-636-6347	+1 989-638-4090
nrsheorey@dow.com	ryschikorra@dow.com

®TM Trademark of The Dow Chemical Company (“Dow”) or an affiliated company of Dow